                                                                    EXHIBIT 20.1

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended December 31, 2004
                    for Distribution Date of January 20, 2005
                                    Class A-1

Original Principal Balance                                                         222,000,000.00

                                                                                                      PER $1000
                                                                                                      ORIG PRIN
                                                                                       TOTALS          BALANCE
AGGREGATE BALANCES:

   Principal Amount of Notes as of Prior Distribution Date                                0.00         0.000000

   Principal Amount of Notes as of Current Distribution Date                              0.00         0.000000

                         Pool Factor                                                  0.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

   Note Monthly Principal Distributable Amount                              0.00                       0.000000
   Plus: Prior Principal Carryover                                          0.00                       0.000000
                                                                ----------------
   Total Principal Distributable Amount                                     0.00                       0.000000

   Principal Distribution Amount                                            0.00                       0.000000
                                                                ----------------

   Current Principal Carryover                                                            0.00         0.000000

INTEREST DISTRIBUTABLE AMOUNT:

   Note Monthly Interest Distributable Amount                               0.00                       0.000000
   Plus: Prior Interest Carryover                                           0.00                       0.000000
                                                                ----------------
   Total Interest Distributable Amount                                      0.00                       0.000000

   Interest Distribution Amount                                             0.00                       0.000000
                                                                ----------------

   Current Interest Carryover                                                             0.00         0.000000

                                                                                                      PER $1000
                                                                                                      AGGREGATE
                                                                                                    ORIG PRIN BAL
AGGREGATE SECURITY RELATED INFORMATION:

   Aggregate Principal Balance                                  1,013,103,493.88

   Overcollateralization Amount                                    65,851,727.10

   Servicing Fee                                                    1,100,338.00                       0.733559

   Spread Account                                                  10,131,034.94
   Net Change in Spread Account                                      (432,207.48)

   Net Collections                                                 51,481,461.99

   Aggregate Principal Balance of Delinquent Contracts              4,620,854.09

   Aggregate Excess Spread Amount                                  21,929,267.20
   Total Initial Spread Deposit Repayment                         (15,000,000.00)
                                                                ----------------
   Certificate Distributable Amount                                 6,929,267.20
                                                                ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended December 31, 2004
                    for Distribution Date of January 20, 2005
                                    Class A-2

Original Principal Balance                                                         555,000,000.00

                                                                                                      PER $1000
                                                                                                      ORIG PRIN
                                                                                      TOTALS           BALANCE
AGGREGATE BALANCES:

   Principal Amount of Notes as of Prior Distribution Date                         323,133,209.15     582.221998

   Principal Amount of Notes as of Current Distribution Date                       288,154,657.60     519.197581

                Pool Factor                                                              0.519198

PRINCIPAL DISTRIBUTABLE AMOUNT:

   Note Monthly Principal Distributable Amount                     34,978,551.55                       63.024417
   Plus: Prior Principal Carryover                                          0.00                        0.000000
                                                                ----------------
   Total Principal Distributable Amount                            34,978,551.55                       63.024417

   Principal Distribution Amount                                   34,978,551.55                       63.024417
                                                                ----------------

   Current Principal Carryover                                                               0.00       0.000000

INTERESTED DISTRIBUTABLE AMOUNT:

   Note Monthly Interest Distributable Amount                         406,609.29                        0.732629
   Plus: Prior Interest Carryover                                           0.00                        0.000000
                                                                ----------------
   Total Interest Distributable Amount                                406,609.29                        0.732629

   Interest Distribution Amount                                       406,609.29                        0.732629
                                                                ----------------

   Current Interest Carryover                                                                0.00       0.000000

                                                                                                      PER $1000
                                                                                                      AGGREGATE
                                                                                                    ORIG PRIN BAL
AGGREGATE SECURITY RELATED INFORMATION:

   Aggregate Principal Balance                                  1,013,103,493.88

   Overcollateralization Amount                                    65,851,727.10

   Servicing Fee                                                    1,100,338.00                       0.733559

   Spread Account                                                  10,131,034.94
   Net Change in Spread Account                                      (432,207.48)

   Net Collections                                                 51,481,461.99

   Aggregate Principal Balance of Delinquent Contracts              4,620,854.09

   Aggregate Excess Spread Amount                                  21,929,267.20
   Total Initial Spread Deposit Repayment                         (15,000,000.00)
                                                                ----------------
   Certificate Distributable Amount                                 6,929,267.20
                                                                ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended December 31, 2004
                    for Distribution Date of January 20, 2005
                                    Class A-3

Original Principal Balance                                                         200,000,000.00

                                                                                                      PER $1000
                                                                                                      ORIG PRIN
                                                                                      TOTALS           BALANCE
AGGREGATE BALANCES:

   Principal Amount of Notes as of Prior Distribution Date                         200,000,000.00    1000.000000

   Principal Amount of Notes as of Current Distribution Date                       200,000,000.00    1000.000000

                        Pool Factor                                                      1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

   Note Monthly Principal Distributable Amount                              0.00                        0.000000
   Plus: Prior Principal Carryover                                          0.00                        0.000000
                                                                ----------------
   Total Principal Distributable Amount                                     0.00                        0.000000

   Principal Distribution Amount                                            0.00                        0.000000
                                                                ----------------

   Current Principal Carryover                                                               0.00       0.000000

INTEREST DISTRIBUTABLE AMOUNT:

   Note Monthly Interest Distributable Amount                         365,000.00                        1.825000
   Plus: Prior Interest Carryover                                           0.00                        0.000000
                                                                ----------------
   Total Interest Distributable Amount                                365,000.00                        1.825000

   Interest Distribution Amount                                       365,000.00                        1.825000
                                                                ----------------

   Current Interest Carryover                                                                0.00       0.000000

                                                                                                       PER $1000
                                                                                                       AGGREGATE
                                                                                                     ORIG PRIN BAL
AGGREGATE SECURITY RELATED INFORMATION:

   Aggregate Principal Balance                                  1,013,103,493.88

   Overcollateralization Amount                                    65,851,727.10

   Servicing Fee                                                    1,100,338.00                       0.733559

   Spread Account                                                  10,131,034.94
   Net Change in Spread Account                                      (432,207.48)

   Net Collections                                                 51,481,461.99

   Aggregate Principal Balance of Delinquent Contracts              4,620,854.09

   Aggregate Excess Spread Amount                                  21,929,267.20
   Total Initial Spread Deposit Repayment                         (15,000,000.00)
                                                                ----------------
   Certificate Distributable Amount                                 6,929,267.20
                                                                ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended December 31, 2004
                    for Distribution Date of January 20, 2005
                                    Class A-4

Original Principal Balance                                                         331,750,000.00

                                                                                                      PER $1000
                                                                                                      ORIG PRIN
                                                                                      TOTALS           BALANCE
AGGREGATE BALANCES:

   Principal Amount of Notes as of Prior Distribution Date                         331,750,000.00    1000.000000

   Principal Amount of Notes as of Current Distribution Date                       331,750,000.00    1000.000000

                                Pool Factor                                              1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

   Note Monthly Principal Distributable Amount                              0.00                        0.000000
   Plus: Prior Principal Carryover                                          0.00                        0.000000
                                                                ----------------
   Total Principal Distributable Amount                                     0.00                        0.000000

   Principal Distribution Amount                                            0.00                        0.000000
                                                                ----------------

   Current Principal Carryover                                                              0.00        0.000000

INTEREST DISTRIBUTABLE AMOUNT:

   Note Monthly Interest Distributable Amount                         776,847.92                        2.341667
   Plus: Prior Interest Carryover                                           0.00                        0.000000
                                                                ----------------
   Total Interest Distributable Amount                                776,847.92                        2.341667

   Interest Distribution Amount                                       776,847.92                        2.341667
                                                                ----------------

   Current Interest Carryover                                                                0.00       0.000000

                                                                                                      PER $1000
                                                                                                      AGGREGATE
                                                                                                    ORIG PRIN BAL
AGGREGATE SECURITY RELATED INFORMATION:

   Aggregate Principal Balance                                  1,013,103,493.88

   Overcollateralization Amount                                    65,851,727.10

   Servicing Fee                                                    1,100,338.00                      0.733559

   Spread Account                                                  10,131,034.94
   Net Change in Spread Account                                      (432,207.48)

   Net Collections                                                 51,481,461.99

   Aggregate Principal Balance of Delinquent Contracts              4,620,854.09

   Aggregate Excess Spread Amount                                  21,929,267.20
   Total Initial Spread Deposit Repayment                         (15,000,000.00)
                                                                ----------------
   Certificate Distributable Amount                                 6,929,267.20
                                                                ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended December 31, 2004
                    for Distribution Date of January 20, 2005
                                    Class B-1

Original Principal Balance                                                         56,250,000.00

                                                                                                       PER $1000
                                                                                                       ORIG PRIN
                                                                                       TOTALS           BALANCE
AGGREGATE BALANCES:

   Principal Amount of Notes as of Prior Distribution Date                          44,259,985.74     786.844191

   Principal Amount of Notes as of Current Distribution Date                        42,449,036.39     754.649536

                                Pool Factor                                              0.754650

PRINCIPAL DISTRIBUTABLE AMOUNT:

   Note Monthly Principal Distributable Amount                      1,810,949.35                       32.194655
   Plus: Prior Principal Carryover                                          0.00                        0.000000
                                                                ----------------
   Total Principal Distributable Amount                             1,810,949.35                       32.194655

   Principal Distribution Amount                                    1,810,949.35                       32.194655
                                                                ----------------

   Current Principal Carryover                                                               0.00       0.000000

INTEREST DISTRIBUTABLE AMOUNT:

   Note Monthly Interest Distributable Amount                          86,306.97                        1.534346
   Plus: Prior Interest Carryover                                           0.00                        0.000000
                                                                ----------------
   Total Interest Distributable Amount                                 86,306.97                        1.534346

   Interest Distribution Amount                                        86,306.97                        1.534346
                                                                ----------------

   Current Interest Carryover                                                                0.00       0.000000

                                                                                                      PER $1000
                                                                                                      AGGREGATE
                                                                                                     ORIG PRIN BAL
AGGREGATE SECURITY RELATED INFORMATION:

   Aggregate Principal Balance                                  1,013,103,493.88

   Overcollateralization Amount                                    65,851,727.10

   Servicing Fee                                                    1,100,338.00                          0.733559

   Spread Account                                                  10,131,034.94
   Net Change in Spread Account                                      (432,207.48)

   Net Collections                                                 51,481,461.99

   Aggregate Principal Balance of Delinquent Contracts              4,620,854.09

   Aggregate Excess Spread Amount                                  21,929,267.20
   Total Initial Spread Deposit Repayment                         (15,000,000.00)
                                                                ----------------
   Certificate Distributable Amount                                 6,929,267.20
                                                                ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended December 31, 2004
                    for Distribution Date of January 20, 2005
                                    Class C-1

Original Principal Balance                                                         63,750,000.00

                                                                                                      PER $1000
                                                                                                      ORIG PRIN
                                                                                       TOTALS          BALANCE
AGGREGATE BALANCES:

   Principal Amount of Notes as of Prior Distribution Date                          50,175,401.50     787.065122

   Principal Amount of Notes as of Current Distribution Date                        48,122,415.96     754.861427

                                Pool Factor                                              0.754861

PRINCIPAL DISTRIBUTABLE AMOUNT:

   Note Monthly Principal Distributable Amount                      2,052,985.54                       32.203695
   Plus: Prior Principal Carryover                                          0.00                        0.000000
                                                                ----------------
   Total Principal Distributable Amount                             2,052,985.54                       32.203695

   Principal Distribution Amount                                    2,052,985.54                       32.203695
                                                                ----------------

   Current Principal Carryover                                                               0.00       0.000000

INTEREST DISTRIBUTABLE AMOUNT:

   Note Monthly Interest Distributable Amount                         104,113.96                        1.633160
   Plus: Prior Interest Carryover                                           0.00                        0.000000
                                                                ----------------
   Total Interest Distributable Amount                                104,113.96                        1.633160

   Interest Distribution Amount                                       104,113.96                        1.633160
                                                                ----------------
   Current Interest Carryover                                                                0.00       0.000000

                                                                                                       PER $1000
                                                                                                       AGGREGATE
                                                                                                     ORIG PRIN BAL
AGGREGATE SECURITY RELATED INFORMATION:

   Aggregate Principal Balance                                  1,013,103,493.88

   Overcollateralization Amount                                    65,851,727.10

   Servicing Fee                                                    1,100,338.00                       0.733559

   Spread Account                                                  10,131,034.94
   Net Change in Spread Account                                      (432,207.48)

   Net Collections                                                 51,481,461.99

   Aggregate Principal Balance of Delinquent Contracts              4,620,854.09

   Aggregate Excess Spread Amount                                  21,929,267.20
   Total Initial Spread Deposit Repayment                         (15,000,000.00)
                                                                ----------------
   Certificate Distributable Amount                                 6,929,267.20
                                                                ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended December 31, 2004
                    for Distribution Date of January 20, 2005
                                    Class D-1

Original Principal Balance                                                          48,750,000.00

                                                                                                      PER $1000
                                                                                                      ORIG PRIN
                                                                                       TOTALS          BALANCE
AGGREGATE BALANCES:

   Principal Amount of Notes as of Prior Distribution Date                          38,344,569.99     786.555282

   Principal Amount of Notes as of Current Distribution Date                        36,775,656.83     754.372448

                                Pool Factor                                              0.754372

PRINCIPAL DISTRIBUTABLE AMOUNT:

   Note Monthly Principal Distributable Amount                      1,568,913.16                       32.182834
   Plus: Prior Principal Carryover                                          0.00                        0.000000
                                                                ----------------
   Total Principal Distributable Amount                             1,568,913.16                       32.182834
   Principal Distribution Amount                                    1,568,913.16                       32.182834
                                                                ----------------
   Current Principal Carryover                                                               0.00       0.000000

INTEREST DISTRIBUTABLE AMOUNT:

   Note Monthly Interest Distributable Amount                         101,293.57                        2.077817
   Plus: Prior Interest Carryover                                           0.00                        0.000000
                                                                ----------------
   Total Interest Distributable Amount                                101,293.57                        2.077817
   Interest Distribution Amount                                       101,293.57                        2.077817
                                                                ----------------
   Current Interest Carryover                                                                0.00       0.000000

                                                                                                      PER $1000
                                                                                                      AGGREGATE
                                                                                                    ORIG PRIN BAL
AGGREGATE SECURITY RELATED INFORMATION:

   Aggregate Principal Balance                                  1,013,103,493.88

   Overcollateralization Amount                                    65,851,727.10

   Servicing Fee                                                    1,100,338.00                      0.733559

   Spread Account                                                  10,131,034.94
   Net Change in Spread Account                                      (432,207.48)

   Net Collections                                                 51,481,461.99

   Aggregate Principal Balance of Delinquent Contracts              4,620,854.09

   Aggregate Excess Spread Amount                                  21,929,267.20
   Total Initial Spread Deposit Repayment                         (15,000,000.00)
                                                                ----------------
   Certificate Distributable Amount                                 6,929,267.20
                                                                ================